                                                                   Exhibit 10.23


                                AMENDMENT NO.2
                                      TO
                  RECEIVABLES FUNDING AND SERVICING AGREEMENT


          AMENDMENT NO. 2, dated as of June 14, 1995 ("Amendment No. 2") to the Receivables Funding and Servicing Agreement, dated as of April 14, 1994 as amended by Amendment No. 1 thereto dated as of October 25, 1994 (the "Original Funding Agreement") by and among CARLISLE PLASTICS FUNDING CORPORATION, a Delaware corporation ("Borrower"), REDWOOD RECEIVABLES CORPORATION, a Delaware corporation, as Lender (as such, together with its successors and assigns, the "Lender"), GENERAL ELECTRIC CAPITAL CORPORATION, in its capacity as operating agent (as such, together with its successors and assigns, the "Operating Agent") and in its capacity as Collateral Agent for the Liquidity Agent, the Liquidity Lenders, the Letter of Credit Agent, the Letter of Credit Providers and the CP Holders (as such, together with its successors and assigns, the "Collateral Agent") and CARLISLE PLASTICS, INC., a Delaware corporation (as such, together with its successors and assigns, the "Parent"), as servicer (as such, together with its successors and permitted assigns, the "Servicer"). Capitalized terms used and not defined herein shall have the meanings specified in the Original Funding Agreement.

          The Borrower, the Lender, the Operating Agent, the Collateral Agent and the Parent agree as follows:

          1.   The Borrower represents and warrants as follows:

               (a) The Borrower has the corporate power, authority and legal right to execute, deliver and perform the Original Funding Agreement, as amended hereby, and to borrow the Funding Loans thereunder. The Borrower has taken all necessary corporate action to authorize the borrowing of Loans on the terms and conditions of the Original Funding Agreement, as amended hereby, and the execution, delivery and performance of this Amendment No. 2. No consent, license, permit, approval or authorization of, exemption by, notice or report to or registration, filing or declaration with any Governmental Authority is required for the execution, delivery and performance by the Borrower of the Original Funding Agreement, as amended hereby, which has not been obtained, made, given or accomplished. The Original Funding Agreement, as amended hereby, and the Note have each been executed and delivered by a duly authorized officer of the Borrower and each constitutes a legal, valid and binding agreement or obligation of the Borrower enforceable against the Borrower in accordance with its terms.

               (b) The execution, delivery and performance by the Borrower of the Original Funding Agreement, as amended hereby, will not violate (i) any provision of any existing law or regulation applicable to the Borrower, (ii) any provision of any order, judgment, award or decree of any court, arbitrator or governmental authority applicable to the Borrower, (iii) the Certificate of Incorporation or By-Laws of the Borrower, or (iv) any mortgage, indenture, lease, contract or other agreement, instrument or undertaking to which the

Borrower is a party or by which the Borrower or any of its assets may be bound, and will not, except as otherwise provided in any Redwood Program Document, result in or require the creation or imposition of any Adverse Claim on any of its property, assets or revenues pursuant to the provisions of any such mortgage, indenture, lease, contract or other agreement, instrument or undertaking.

          2. Schedule 9 of the Original Funding Agreement is hereby amended as attached hereto.

          3. The miscellaneous provisions under ARTICLE XIV of the Original Funding Agreement, together with the definitions of all terms used therein, and all other sections of the Original Funding Agreement to which such sections refer are hereby incorporated by reference as if the provisions thereof were set forth in full herein, except that (a) the terms "Original Funding Agreement" and "Agreement" shall be deemed to refer to the Original Funding Agreement, as amended hereby; (b) the terms "this Original Funding Agreement" and "this Agreement" shall be deemed to refer to the Original Funding Agreement as amended hereby; and (c) the terms "hereunder", "hereby" and "hereto" shall be deemed to refer to the Original Funding Agreement as amended hereby.

          4. The Original Funding Agreement, as amended hereby, shall be deemed to be amended hereby to the extent necessary, if any, to give effect to this Amendment No. 2. Except as so amended hereby, the Original Funding Agreement shall remain in full force and effect in accordance with their respective terms. Except as amended hereby, all provisions, terms and conditions, covenants, and representations and warranties of the Original Funding Agreement shall remain in full force and effect in accordance with its terms. The execution and delivery of this Amendment No. 2 by the Lender, the Collateral Agent and the Operating Agent shall not waive or be deemed to waive any default which has occurred or which may be occurring in respect of the Original Funding Agreement.

          IN WITNESS WHEREOF, each of the parties hereto have caused this Amendment No. 2 to the Receivables Funding and Servicing Agreement to be duly executed on the date first above written.


                                   CARLISLE PLASTICS FUNDING
                                   CORPORATION, as Borrower


                                   By:  /s/ CHERYL SAUTER
                                        ------------------------------
                                        Name:   Cheryl Sauter
                                        Title:  Treasurer & Secretary



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                                   REDWOOD RECEIVABLES
                                   CORPORATION, as Lender


                                   By:  /s/ LOUIS M. NATALE
                                        -----------------------------
                                        Name:   Louis M. Natale
                                        Title:  Assistant Secretary


                                   CARLISLE PLASTICS, INC., as Servicer


                                   By:  /s/ CHERYL SAUTER
                                        ------------------------------
                                        Name:   Cheryl Sauter
                                        Title:  Treasurer


                                   GENERAL ELECTRIC CAPITAL CORPORATION, as
                                      Operating Agent and Collateral Agent


                                   By:  /s/ CATHARINE L. MIDKIFF
                                        -----------------------------
                                        Name:   Catharine Midkiff
                                        Title:  V.P. Commercial Finance

          Schedule 9 of the Original Funding Agreement is amended by deleting subparagraph (a) of Paragraph 1 of said Schedule 9 in its entirety and substituting therefor the following:

(a) Maximum Capital Expenditures. The Servicer and its Subsidiaries on a consolidated basis shall not make Capital Expenditures during the following periods that exceed in the aggregate the amounts set forth opposite each of such periods:

                                           Aggregate Maximum
                  Period Covered          Capital Expenditures

            January 1, 1994 through           $ 19,400,000
            December 31, 1994

            January 1, 1995 through           $ 16,000,000
            December 31, 1995

            January 1, 1996 through           $ 12,000,000
            December 31, 1996

            January 1, 1997 through           $ 12,000,000
            December 31, 1997
